
January 11, 2019
LithiumOre
THE NEW OIL
OTC Markets: ORRP
www.LithiumOre.net

FORWARD LOOKING STATEMENTS

LithiumOre is a wholly owned subsidiary of Oroplata Resources. Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to Oroplata Resources Inc. ("Oroplata") overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate.

Although Oroplata believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guaranties of future performance and actual results may differ materially from those in forward-looking statements. Forward-Looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ from those projected forward-looking statements. Forward-looking statements are based on beliefs, estimates and options of Oroplata's management on the date the statements are made. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form S-1 filed on April 18, 2018, including but not limited to the discussion under "risks Factors" therein, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov.

MARKET OVERVIEW

- Lithium is the gasoline of the future
- Huge demand growth leading to increasing price

COMPANY PLAN

- Develop a scalable low cost lithium brine operation in the USA

EXECUTION

- Continue to grow our strong land package to a world class scale

WHY LITHIUMORE

- Strong Team
- Right Location
- Great Growth
- Right Industry

3
Li
6.94

EXPLORATION
DEVELOPMENT
EXTRACTION

MARKET
LITHIUM ORE PRODUCTION

- Demand expected to **GROW AT OVER 15%** per annum through 2025
- Current spot price **$16,500/TON UP FROM $5,000/TON** in Q4 2015
- New demand being created through **INNOVATION**

  Electric cars

  Electric buses

  Power storage

- Demand for Lithium carbonate production expected to increase to over **1,000,000 TON BY 2025** from under 200,000 tonnes today

OVERVIEW

CAPITAL STRUCTURE SNAPSHOT

Oroplata Resources, Inc. (ORRP) as of 1/10/19

- Shares outstanding (basic): 102,535,109
- Market capitalization: 35,907,795
- 52wk range: 0.0575-0.42



ORRP 0.200
0.300
0.250
0.200
0.187
0.150
0.100
273.26k
May
Jun
Jul
Aug
Sep
Oct
Nov

G R O W T H

P O S I T I V E   M A R K E T   F O R C E S

Figure 1: Global Lithium Supply and demand balance



Lithium Supply/ demand (LCE, kt)
600
500
400
300
200
100
0
-100
Market deficit in 2015-16
New hard rock assets bring market into balance
Brine projects begin to respond
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Lithium Supply (kt)
Lithium demand (kt)
Market surplus/ (deficit) (kt)

Source: Deutsche Bank, United States Geological Society, company data

DEMAND

- Used in batteries inside many new tech items including phones, computers and cars
- Will continue to grow alongside electric cars and high capacity electric storage

SUPPLY

- Produced similarly to oil



THE NEXT SHALE OIL **BOOM**

Lithium brine plays in Nevada share many of the characteristics of the early stages of the shale oil boom in the US.

Brine basins are porous, homogeneous, and shallow which lead to predictable volumes of production at proven lower cost than alternate methods of clay and hard rock mining.

Exploitation of these large brine pools is just beginning as new technology is being developed to allow for concentration times measured in days not months.

P L A N

W H A T ' S N E X T F O R L I T H I U M O R E

CONTINUE TO EXPAND FOOTPRINT

- From current 26,000 acres

PROOF OF CONCEPT TEST HOLES

- Drill 10 holes over the next 12 months to prove homogeneous makeup of the brine reservoir

MODULAR EXTRACTION PLAN STAGE ONE

- Launch Battery Metals Extraction Division to help develop and locate the best extraction technologies
- Speed time to market from 18 months to less than 1 week

LITHIUM BRINE

KEY FACTORS FOR A SUCCESSFUL PROJECT

Significant Resource
The company's land position is 26k acres.

High Grade Brine Reservoir
Initial surveys show economic concentrations throughout the reservoir

Large Aquifer
Current estimates show 1m tons of recoverable lithium

Cost Effective Production
JV with processing company will speed time to market from 18 months to less than 1 week

Access to Infrastructure
Area with many mining projects and historic oil production

Supportive Jurisdiction
US classifies lithium as a "strategic metal". Local and state support for mining and energy production in Nevada

RAILROAD VALLEY LITHIUM PROJECT

LOCATION, ACCESSIBILITY, PREREQUISITES, PRESENCE.

Western Nevada Basin Property covers just over **26,000 ACRES**. It consists of a total of thirteen hundred (1300) claims. The claims are strategically located in the **DEEPEST PART OF THE BASIN.**


Image Landsat
© 2016 Google
Google

M I L E S T O N E S

T I M E L I N E

Q2-Q4 2018
Acquire remaining land package

Q4 2018
Multiple permits in process

Q1 2019
Drill initial test hole

Q1 2019
Initial test well production

Q3 2019
Initial production well goes online

E X P L O R A T I O N
D E V E L O P M E N T
E X T R A C T I O N

E C O N O M I C S

- Currently have **26,000 ACRES** in WNB
- **120 ACRE** processing facility in WNB
- Lithium currently $16,500 per ton
- First production estimated to produce 10,000 tons
- Multiple revenue streams now

  Lithium

  Sodium carbonate

  Boron

  Potassium

  Manganese
- Separate processing division

STRATEGIC

STRATEGIC RESOURCES & LOW COST PRODUCTION

US declares lithium as "critical mineral" (May 18, 2018)

US declares Nye County "opportunity zone"

US calls for end to the country's reliance on foreign sources of critical minerals, including battery materials and rare earths.

The US should increase efforts to identify and exploit domestic resources of critical minerals, states executive order signed on December 20, 2017.

A secretarial order, signed on December 21, 2017 directed the US Geological Survey to identify critical minerals. Their survey released a separate report which highlighted 23 critical minerals, including lithium…and rare earth elements.

EXECUTIVE TEAM



Douglas Cole
Director, CEO



William Hunter
Director



Douglas MacLellan
Director

BATTERY METALS EXTRACTION DIVISION



- The new Battery Metals Extraction Division (BMED) will be located on the company's land holdings and close to its Railroad Valley Lithium Project in Nevada.

- Dr. Sharma co-founded Sea2K, an R&D company that develops metal extraction and purification technologies from industrial waste water and effluents.

- Dr. Sharma spent five years at Simbol Materials as its Lead Scientist, designing and developing various extraction processes for the recovery of lithium, manganese, zinc and potassium from geothermal brines.

- Tasked to locate the most advanced and cost-effective lithium brine extraction technology in the world.

Peer Group Comparison (as of 12/18/18)

		Close	Market Cap	P/E TTM	52-Week Low	52-Week High	DivYld	1-Yr Target
Albemarle	ALB	98.46	9,897	29.89	87	139	1.39%	123.31
FMC Corp.	FMC	85.66	11206	11.22	72.7	98.7	N/A	102.94
Galaxy Resources Limited	GALXF	2.71	1,104	66.1	2.08	4.54	N/A	2.67
Lake Resources	LKE.AX	0.1	36.4	N/A	0.07	0.3	N/A	N/A
Lithium Energi Exploration	LEXI.V	0.28	18.585	N/A	0.24	0.68	N/A	N/A
Lithium Power International	LPI.AX	0.265	69.566	N/A	0.26	0.64	N/A	0.65
LSC Lithium	LSC.V	0.44	71.4	N/A	0.28	1.65	N/A	1.26
Millennial Lithium	ML.V	1.52	123.848	N/A	1.38	4.8	N/A	5.20
Neo Lithium	NLC.V	0.75	88.126	N/A	0.75	2.75	N/A	1.95
NRG Metals Inc.	NGZ.V	0.09	13.8	N/A	0.09	0.62	N/A	N/A
Oroplata	ORRP	0.19	19.4	N/A	0.0575	0.42	N/A	N/A
Power Metals Corp.	PWM.V	0.2	20.254	N/A	0.19	0.88	N/A	N/A
Prospect Resources Ltd	PSC.AX	0.026	53.199	N/A	0.022	0.077	N/A	N/A
Sociedad Quimica y Minera	SQM	46.11	11,910	26.97	39.54	64.2	2.88%	55.1

S U M M A R Y

- The lithium market is a seller's market, with a trend towards a maturing market by the end of the next decade

- LithiumOre's land has an estimated 1m tons of recoverable lithium, with 10 wells planned in the next 12 months and production to begin in Q1 2020

- Our Battery Metals Extraction Division will both identify and help develop the latest in extraction technologies to secure and implement the best recovery methods

ORGANIZATION CHART


Advisor
Tom Manz


Director
Doug MacLellan


CEO
Doug Cole


Advisor
Tom Steding


Director
William (Bill) Hunter


Chief of Staff
John Lukrich


Advisor
Hakan Kostepen


Chemistry, Extraction
Krishna Sharma


Chief Geologist
Greg Kuzma


Mining Operations
Ross Leisinger


Business Development
Doug Nickle


Finance and Legal
Jennie Forni


Communications
Kelly Johnson


LithiumOre
THANK YOU
Investor Relations
T: (917) 658-7878
E: hart@haydenir.com
OTC Markets: ORRP
www.LithiumOre.net